LONG-TERM LOAN RECEIVABLE	12 Months Ended
Dec. 31, 2014
LONG-TERM LOAN RECEIVABLE
LONG-TERM LOAN RECEIVABLE

5.  LONG-TERM LOAN RECEIVABLE

In December, 2013, in connection with the investment on Keystone (Note 8), the Company entered into a loan agreement with Felicity Investment Holdings Limited (“Felicity”) for a total amount of approximately US$29.5 million with a 5% compounded annual interest rate. The balance of the loan and the compounded accrued interests will be received at the end of the 5 year term of the loan. The loan receivable is fully collateralized with shares of Keystone held by Felicity. As of December 31, 2014, the balance of the loan and the compounded accrued interests was approximately US$31 million.